Allstate Life Insurance Company

Glenbrook Life Variable Life Separate Account A

Supplement, dated April 16, 2010, to

the Allstate® Provider Variable Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company.

We have received notice that, subject to a shareholder vote, the following funds are expected to be reorganized on or about May 28, 2010 (“Conversion Date”):

Merging Fund	Acquiring Fund
Van Kampen’s UIF Global Value Equity Portfolio, Class I	Invesco Van Kampen V.I. Global Value Equity Fund – Series I
Van Kampen’s UIF U.S. Mid Cap Value Portfolio, Class I	Invesco Van Kampen V.I. Mid Cap Value Fund – Series I
Van Kampen’s UIF Value Portfolio, Class I	Invesco Van Kampen V.I. Value Fund – Series I

The Merging Funds currently participate in the Universal Institutional Funds, Inc. series (“UIF”) and are expected to be reorganized into the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) series on the Conversion Date.

Due to these reorganizations, on the Conversion Date, the corresponding sub-account to each Merging Fund (“Merging Sub-Account”) will no longer be offered as an investment alternative and we will no longer accept new premiums for investment in or permit transfers to any Merging Sub-Account. In addition, sub-accounts corresponding to each Acquiring Fund (each, an “Acquiring Sub-Account”) will be added to your Policy.

As the Merging Sub-Accounts will no longer be offered as investment options, you may wish to transfer, prior to the Conversion Date, some or all of your Policy Value in the Merging Sub-Accounts to the other investment options currently offered by your Policy. These transfers are not subject to a transfer fee. Any value remaining in a Merging Sub-Account will be transferred automatically, as of the Conversion Date, to the applicable Acquiring Sub-Account.

If you currently allocate Policy Value to a Merging Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, your allocations in these programs will also need to be changed. If you do not change these allocations to other investment options currently available under your Policy, any allocations to a Merging Sub-Account will be automatically allocated, as of the Conversion Date, to the applicable Acquiring Sub-Account.

We will send you a confirmation that shows the amount that is transferred to the Acquiring Sub-Account or to the investment option that you chose and the date of the transaction. For additional information on how to transfer to another investment option, or how to make a change to your current allocation(s), please contact your financial representative or call our Customer Service Center at 1-800-822-8773.

Please keep this supplement for future reference together with your prospectus.